September 30, 2013 Quarterly Results Presentation November 7, 2013 ACI’s software underpins electronic payments throughout retail and wholesale banking, and commerce all the time. Exhibit 99.2

Private Securities Litigation Reform Act of 1995
Safe Harbor For Forward-Looking Statements
This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties.  The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  A discussion of these forward-looking statements and risk factors that may affect them is set forth at the end of this presentation.  The Company assumes no obligation to update any forward-looking statement in this presentation, except as required by law.

Quarterly Overview Phil Heasley Chief Executive Officer

Q3 2013 in Review

• Official Payments acquisition closed
• Completed $300 million bond offering
• Q3 non-GAAP revenue up 11% organically
• SNET bookings up 17%
• Pipeline strong across all regions
• Showing early success with Universal Payments Platform (UPP)
• Repurchased ~$81 million of ACI stock YTD through November 6, 2013
• Increasing guidance given Official Payments acquisition
• Hosting Investor Day November 14
th
, 2013

Financial Review Scott Behrens Chief Financial Officer

Key  Takeaways from the Quarter
• Official Payments acquisition completed November 5
th
2013
– Expected to contribute $18 to $20 million in revenue for the period November 5, 2013 through
December 31, 2013
– Expected to achieve $8 million in annualized cost synergies by December 31, 2013
• New Sales Bookings
– Q3 organic new sales bookings up 2%
– FY 2013 pipeline remains strong
– Expect full year organic new sales bookings growth to be in the mid-teens
• Backlog versus Q2
– 12 month backlog of $740 million, down $6 million, or $11 million after adjusting for fx
– 60 month backlog of $3.11 billion,  up $28 million, or $8 million after adjusting for fx
• Strong Revenue Growth
– Non-GAAP revenue increased 11% organically, or 35% including Online Resources (ORCC)
– ORCC contributed $37 million in Q3
– Recurring revenue grew to $151 million, or 71% of total revenue, up 9% organically
– Q3 revenue impacted by $2 million in deferred revenue haircut
• Strong Operating Free Cash Flow
– Q3 OFCF $27 million, up from negative $1 million last year

Key  Takeaways from the Quarter
• Operating Expense
• Non-GAAP Operating Income and Adjusted EBIDTA
Q3 non-GAAP operating income of $40 million, up $22 million or 126% over last year
Adjusted EBITDA of $62 million, up $28 million or 85% over last year
• Debt & Liquidity
Ended quarter with $167 million in cash
As of November 6
th
, repurchased ~1.7 million shares, or 4% of outstanding shares
$108 million remaining on share buy-back authorization
$300 million bond offering provides financial flexibility
Paid down Revolving Credit Facility with bond proceeds
Operating expense increase driven primarily from inclusion of ORCC operations
ORCC contributed $34 million to Q3 operating expense
Incurred $9 million of expenses related to significant transaction and integration-related expenses including severance and professional fees

2013 Guidance
Expect Official Payments to contribute $18 to $20 million in revenue for the period November 5, 2013 through December 31, 2013
Currently tracking to the low end of ranges
Excludes impact of significant transaction and integration expenses expected to be approximately $27 million
Excludes impact of deferred revenue haircut of approximately $6 million for
2013
Organic revenue growth in the low to mid single digits
Depreciation and amortization expected to approximate $70-$75 million
Non-cash compensation expense to approximate $16 million
Expected to increase year over year as a percentage in the mid teens
Current Guidance Acquisition Adjustment Revised Guidance
Key Metrics Low High Low High Low High
Revenue $865 $885 $18 $20 $883 $905
Op Income $165 $175 $0 $0 $165 $175
Adj EBITDA $256 $266 $1 $1 $257 $267
•
Guidance
•
FY 2013 SNET Organic (excluding ORCC and Official Payments) Outlook

Appendix

Monthly Recurring Revenue ($ millions)

Monthly Recurring Revenue (millions)
2013 2012
Monthly Software license fees $22.1 $24.7
Maintenance fees 60.5 47.6
Processing services
68.4 33.0
Monthly Recurring Revenue $105.3
September 30,
Quarter Ended
$151.0

Historic Sales Bookings By Quarter 2012-2013
New Accounts /
New Applications
3/31/2012 $108,462 $5,958 $58,602 $43,902
5% 54% 40%
6/30/2012 $156,188 $9,855 $102,417 $43,916
6% 66% 28%
9/30/2012 $192,310 $23,802 $102,576 $65,932
12% 53% 34%
12/31/2012 $309,143 $52,206 $145,917 $111,020
12% 53% 34%
3/31/2013 $111,588 $5,778 $70,736 $35,074
5% 63% 31%
6/30/2013 $180,107 $33,717 $95,461 $50,929
19% 53% 28%
9/30/2013 $211,827 $42,345 $105,609 $63,874
20% 50% 30%
Sales
New Accounts /
New Applications
Add-on Business
inc. Capacity
Upgrades &
Services Term Extension
SEP YTD 13 $503,522 $81,840 $271,805 $149,877
SEP YTD 12 $456,960 $39,614 $263,596 $153,750
Variance $46,562 $42,225 $8,210 ($3,873)
Quarter-End
Add-on Business
inc. Capacity
Upgrades &
Services Term Extension
Total Economic
Value of Sales
Sales Mix by Category

Sales Bookings, Net of Term Extensions

Channel
Qtr Ended
Sep 13
Qtr Ended
Sep 12
% Growth or
Decline
Americas
$82,768 $53,677 54.2%
EMEA
39,644             42,475             -6.7%
Asia-Pacific 25,541             30,226             -15.5%
Total Sales (Net of Term Ext.) $147,953 $126,378 17%
ORCC SNET $19,300
ACI organic SNET $128,653 $126,378 2%
Sales Net of Term Extensions

Non-GAAP Operating Income ($ millions)

Non-GAAP Operating Income (millions)
2013 2012
Operating income $29.6 $8.3
Plus:
Deferred revenue fair value adjustment 1.7 4.9
Employee related actions 5.2 0.5
Facility closure costs 1.0 3.5
IT exit costs - 0.1
Other significant transaction related expenses 2.5 0.4
Non-GAAP Operating Income 40.0 17.7
Quarter Ended
September 30,
$
$

Adjusted EBITDA ($ millions)

Adjusted EBITDA (millions)
2013 2012
Net income
$13.8 $5.7
Plus:
Income tax expense (benefit) 5.3 (1.2)
Net interest expense 7.3 2.4
Net other expense 3.2 1.4
Depreciation expense 5.6 3.6
Amortization expense 13.1 9.9
Non-cash compensation expense 3.4 2.6
Adjusted EBIDTA
$51.7 $24.4
Deferred revenue fair value adjustment 1.7 4.9
Employee related actions 5.2 0.3
Facility closure costs 1.0 3.5
IT exit costs - 0.1
Other significant transaction related expenses 2.5 0.4
Adjusted EBIDTA excluding significant transaction
related expenses
62.1 33.6
Quarter Ended
September 30,
$
$

Operating Free Cash Flow ($ millions)

* Tax effected at 35%
Reconciliation of Operating Free Cash Flow
(millions)
2013 2012
Net cash provided by operating activities $28.9 $5.3
Net after-tax payments associated with employee-related
actions
1.5 1.3
Net after-tax payments associated with facility closures
0.5 0.7
Net after-tax payments associated with significant
transaction related expenses
0.9 -
Net after-tax payments associated with IBM IT
Outsourcing Transition
- 0.2
Less capital expenditures
(4.7)
(8.0)
Operating Free Cash Flow $27.1 ($0.5)
Quarter Ended September 30,

Non-Cash Compensation, Acquisition Intangibles and
Software, and Significant Transaction Related Expenses

(millions)
EPS Impact
$ in Millions
(Net of Tax)
EPS Impact
$ in Millions
(Net of Tax)
Significant transaction related expenses 0.14 5.6 -
Amortization of acquisition-related intangibles 0.08 3.1 0.05 2.1
Amortization of acquisition-related software 0.08 0.06 2.3
Non-cash equity-based compensation 0.06 0.04 1.7
Total 0.36 0.15 6.1
* Tax Effected at 35%
September 30,
2013 2012
Quarter Ended
3.0
2.2
13.9
$
$
$
$ $
$
$
-
$

60-Month Backlog ($ millions)

Backlog 60-Month (millions) September 30, June 30, March 31,
2013 2013 2013
Americas $2,125 $2,117 $2,090
EMEA 704 691 691
Asia/Pacific 283 276 275
Backlog 60-Month $3,112 $3,084 $3,056
Deferred Revenue $196 $209 $205
Other 2,916 2,875 2,851
Backlog 60-Month $3,112 $3,084 $3,056
Quarter Ended

Backlog as a Contributor of Quarterly Revenue
• Backlog from monthly recurring revenues and project go-lives continues to drive current quarter GAAP revenue
• Revenue from current quarter sales consistent with prior quarters

Revenue
Qtr Ended
Sep 13
Qtr Ended
Sep 12
% Growth or
Decline
Revenue from Backlog $202,709 $146,814 38.1%
Revenue from Sales
11,230             8,248               36.2%
Total Revenue $213,939 $155,062 38.0%
Revenue from Backlog 95% 95%
Revenue from Sales
5% 5%
Revenue

5.00
4.00
3.00
2.00
1.00
0.00
2.40
2.46
2.41
2.85
2.71
2.56
2.47
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013

Contract Duration Metric
• New Metric Intended to Boost Transparency
– Represents dollar average remaining contract life (in years) for term license software contracts
– Excludes perpetual contracts (primarily heritage S1 licensed software contracts)
– Excludes all hosted contracts as both cash and revenue are ratable over the contract term
6 November, 2013 Confidential

Non-GAAP Financial Measures
To supplement our financial results presented on a GAAP basis, we use the non-GAAP measure indicated in the tables, which exclude certain business combination accounting entries related to the acquisitions of ORCC and S1 and significant transaction related expenses, as well as other significant non-cash expenses such as depreciation, amortization and share-based compensation, that we believe are helpful in understanding our past financial performance and our future results.  The presentation of these non-GAAP financial measures should be considered in addition to our GAAP results and are not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. Management generally compensates for limitations in the use of non-GAAP financial measures by relying on comparable GAAP financial measures and providing investors with a reconciliation of non-GAAP financial measures only in addition to and in conjunction with results presented in accordance with GAAP. We believe that these non-GAAP financial measures reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business.  Certain non-GAAP measures include:
•
•
•

Non-GAAP revenue: revenue plus deferred revenue that would have been recognized in the normal course of business by S1, Online Resources and Official Payments if not for GAAP purchase accounting requirements.  Non-
GAAP revenue should be considered in addition to, rather than as a substitute for, revenue.
Non-GAAP operating income: operating income (loss) plus deferred revenue that would have been recognized in the normal course of business by S1, Online Resources and Official Payments if not for GAAP purchase accounting requirements and significant transaction related expenses.  Non-GAAP operating income should be considered in addition to, rather than as a substitute for, operating income.
Adjusted EBITDA: net income (loss) plus income tax expense, net interest income (expense), net other income
(expense), depreciation, amortization and non-cash compensation, as well as deferred revenue that would have been recognized in the normal course of business by S1, Online Resources and Official Payments if not for GAAP
purchase accounting requirements and significant transaction related expenses.  Adjusted EBITDA should be considered in addition to, rather than as a substitute for, operating income.

Non-GAAP Financial Measures
ACI is also presenting operating free cash flow, which is defined as net cash provided by operating activities, plus net after-tax payments associated with employee-related actions and facility closures, net after-tax payments associated with significant transaction related expenses, net after-tax payments associated with IBM IT outsourcing transition and termination, and less capital expenditures. Operating free cash flow is considered a non-GAAP financial measure as defined by SEC Regulation G.  We utilize this non-GAAP financial measure, and believe it is useful to investors, as an indicator of cash flow available for debt repayment and other investing activities, such as capital investments and acquisitions.
We utilize operating free cash flow as a further indicator of operating performance and for planning investing activities.  Operating free cash flow should be considered in addition to, rather than as a substitute for, net cash provided by operating activities.  A limitation of operating free cash flow is that it does not represent the total increase or decrease in the cash balance for the period. This measure also does not exclude mandatory debt service obligations and, therefore, does not represent the residual cash flow available for discretionary expenditures. We believe that operating free cash flow is useful to investors to provide disclosures of our operating results on the same basis as that used by our management.
ACI also includes backlog estimates, which include all software license fees, maintenance fees and services specified in executed contracts, as well as revenues from assumed contract renewals to the extent that we believe recognition of the related revenue will occur within the corresponding backlog period.  We have historically included assumed renewals in backlog estimates based upon automatic renewal provisions in the executed contract and our historic experience with customer renewal rates.

Non-GAAP Financial Measures
Backlog is considered a non-GAAP financial measure as defined by SEC Regulation G.  Our 60-month backlog estimate represents expected revenues from existing customers using the following key assumptions:
•
•
•
•
Estimates of future financial results are inherently unreliable. Our backlog estimates require substantial judgment and are based on a number of assumptions as described above. These assumptions may turn out to be inaccurate or wrong, including for reasons outside of management’s control. For example, our customers may attempt to renegotiate or terminate their contracts for a number of reasons, including mergers, changes in their financial condition, or general changes in economic conditions in the customer’s industry or geographic location, or we may experience delays in the development or delivery of products or services specified in customer contracts which may cause the actual renewal rates and amounts to differ from historical experiences.  Changes in foreign currency exchange rates may also impact the amount of revenue actually recognized in future periods.  Accordingly, there can be no assurance that contracts included in backlog estimates will actually generate the specified revenues or that the actual revenues will be generated within the corresponding 60-month period.
Backlog should be considered in addition to, rather than as a substitute for, reported revenue and deferred revenue.

Maintenance fees are assumed to exist for the duration of the license term for those contracts in which the committed maintenance term is less than the committed license term.
License, facilities management, and software hosting arrangements are assumed to renew at the end of their committed term at a rate consistent with our historical experiences.
Non-recurring license arrangements are assumed to renew as recurring revenue streams.
Foreign currency exchange rates are assumed to remain constant over the 60-month backlog period for those contracts stated in currencies other than the U.S. dollar.
Our pricing policies and practices are assumed to remain constant over the 60-month backlog period.
•

Forward-Looking Statements
This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. Generally, forward-looking statements do not relate strictly to historical or current facts and may include words or phrases such as “believes,” “will,” “expects,” “anticipates,” “intends,” and words and phrases of similar impact.  The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995.
Forward-looking statements in this presentation include, but are not limited to, statements regarding:
•
•
•
•
•

expectations regarding the Official Payments acquisitions;
expectations regarding full year organic SNET;
sales pipeline;
expectations that we will generate $8 million in annual cost synergies; and
expectations regarding 2013 financial guidance related to revenue, operating income and adjusted
EBITDA.

Forward-Looking Statements
All of the foregoing forward-looking statements are expressly qualified by the risk factors discussed in our filings with the Securities and Exchange Commission. Such factors include but are not limited to, increased competition, the performance of our strategic product, BASE24-eps, demand for our products, restrictions and other financial covenants in our credit facility, consolidations and failures in the financial services industry, customer reluctance to switch to a new vendor, the accuracy of management’s backlog estimates, the maturity of certain products, our strategy to migrate customers to our next generation products, ratable or deferred recognition of certain revenue associated with customer migrations and the maturity of certain of our products, failure to obtain renewals of customer contracts or to obtain such renewals on favorable terms, delay or cancellation of customer projects or inaccurate project completion estimates, volatility and disruption of the capital and credit markets and adverse changes in the global economy, our existing levels of debt, impairment of our goodwill or intangible assets, litigation, future acquisitions, strategic partnerships and investments, risks related to the expected benefits to be achieved in the transaction with Online Resources, the complexity of our products and services and the risk that they may contain hidden defects or be subjected to security breaches or viruses, compliance of our products with applicable legislation, governmental regulations and industry standards, our compliance with privacy regulations, the protection of our intellectual property in intellectual property litigation, the cyclical nature of our revenue and earnings and the accuracy of forecasts due to the concentration of revenue generating activity during the final weeks of each quarter, business interruptions or failure of our information technology and communication systems, our offshore software development activities, risks from operating internationally, including fluctuations in currency exchange rates, exposure to unknown tax liabilities, and volatility in our stock price.  For a detailed discussion of these risk factors, parties that are relying on the forward-looking statements should review our filings with the Securities and Exchange Commission, including our most recently filed Annual Report on Form 10-K,
Registration Statement on Form S-4, and subsequent reports on Forms 10-Q and 8-K.

ACI’s software underpins electronic payments throughout retail and wholesale banking, and commerce all the time, without fail. www.aciworldwide.com